UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2018

ARC Group Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

001-33400 (Commission File Number)	87-0454148 (I.R.S. Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   303-467-5236

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 0240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Company’s original Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2018.  This Amendment provides the script of management’s presentation from the earnings call held on February 9, 2018 at 5:00 pm Eastern Standard Time.

No other modification to the Company's Initial Form 8-K or Amendment No. 1 is being made by this Amendment No. 1.

Item 7.01.  Regulation FD Disclosure

On February 9, 2018, ARC Group Worldwide, Inc. (the “Company”) held an earnings conference call at 5:00 pm Eastern Standard Time regarding the financial results of its second fiscal quarter ended December 31, 2017.  The script of management’s presentation on the earnings conference call is attached hereto as Exhibit 99.2.

The reconciliations of any non-GAAP measures included in the script to their comparable GAAP measures were included in the Company’s earnings press release dated February 9, 2018, which was included as Exhibit 99.1 to the Company’s Form 8-K dated and filed February 9, 2018, and are also available under the News and Investor Relations sections of the Company’s website at www.arcw.com

The information filed pursuant to Item 7.01, including Exhibit 99.1, shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is incorporated by reference into the Company’s Registration Statement on Form S-1, as amended, Registration No. 333-221967, as filed with the U.S. Securities & Exchange Commission on February 7, 2018 under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits

(d)     Exhibits

February 4
Exhibit No.	Description

99.1	Press Release issued by the Company on February 9, 2018 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on February 9, 2018).
99.2*	Script of the ARC Group Worldwide, Inc. Earnings Conference Call for the quarter ended December 31, 2017.

*filed with this Form 8-K/A

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Febru
ARC Group Worldwide, Inc.
(Registrant)

Date: February 12, 2018	By:	/s/ Brian Knaley
Name: Brian Knaley
Title: Chief Financial Officer and Principal Accounting Officer

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